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                              PROSPECTUS SUPPLEMENT
                                    GROUP VEL
                   SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995

Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. Under current Federal tax law, either the Guideline Premium test or the Cash Value Accumulation test can be used to determine if a Policy complies with the definition of life insurance in Section 7702 of the Internal Revenue Code ("Code"). Where approved by state insurance departments, for Policies issued on and after February 1, 1996, the Employer may elect either of the tests. If the Guideline Premium test is chosen, Certificate Owners may choose between two death benefit options.

THE GUIDELINE PREMIUM test limits the amount of premiums payable under a policy to a certain amount for an insured of a particular age and sex. Under the Guideline Premium test, the Certificate Owner may choose from two Death Benefit options. Under Option One, the Death Benefit remains fixed. Under Option 2, the Death Benefit includes the Certificate Value in addition to a fixed insurance amount. A Minimum Death benefit, equivalent to a percentage of the Certificate Value, will apply if it is greater than the Death Benefit otherwise payable under Option 1 or Option 2. For more information about the Guideline Premium Test and Option 1 and Option 2, see "DEATH BENEFIT OPTIONS" beginning on page 28 of the Prospectus.

THE CASH VALUE ACCUMULATION test requires that the death benefit must be sufficient so that the cash surrender value, as defined in section 7702, does not at any time exceed the net single premium required to fund the future benefits under the policy. If the Certificate Value is at any time greater than the net single premium at the insured's age, sex, and underwriting classification for the proposed Death Benefit, the Death Benefit will be increased automatically by multiplying the Certificate Value by a "Death Benefit Factor" computed in compliance with the Code. Death Benefits Option 1 and Option 2, as described under the captions DEATH BENEFIT OPTIONS and CHANGE IN DEATH BENEFIT OPTIONS in the Prospectus, are not available under the Cash Value Accumulation test.

COMPARISON OF GUIDELINE PREMIUM test and the cash value accumulation test. There are two main differences between the Guideline Premium test and the Cash Value Accumulation test. First, the Guideline Premium test limits the amount of premium that may be paid into a Policy, while no such limits apply under the Cash Value Accumulation test. (However, any premium above the maximum level premium is subject to evidence of insurability satisfactory to the Company). Second, the factors that determine the minimum Death Benefit relative to the Policy's Certificate Value are different. Required increases in the minimum death benefit due to a growth in Certificate Value will generally be greater under the Cash Value Accumulation test than under the Guideline Premium test.

APPLICANTS FOR A POLICY SHOULD CONSULT A QUALIFIED TAX ADVISER IN CHOOSING A DEATH BENEFIT ELECTION.



                                    PROSPECTUS SUPPLEMENT DATED FEBRUARY 1, 1996